SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2006 (April 6, 2006)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

    Nevada                                    000-07693                                     74-3035831
(State or other                        (Commission file                           (I.R.S. Employer
jurisdiction of                                number)                          Identification Number)
incorporation)

11 Commerce Drive, 2nd Floor
Cranford, New Jersey  07016
(Address of Principal Executive Offices)

___________________________________
(Prior Address if Changed From Last Report)

(908) 204-9911
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

          On or about April 6, 2006, the Company issued a press release announcing the that with the advent of the Inspra Merger (See, Forms 8-K and 8-K/A filed on 1/19/06; 1/24/06; 2/8/06 and 4/13/06) the number of information technology consultants /professionals increased in the number from 26 to over 50 and that revenues in March 2006 were approximately $500,000.  A copy of the press release is attached hereto as Exhibit 99.01.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

a.       Financial Statements of Businesses Acquired.
          Not Applicable

b.      Pro Forma Financial Information.
         Not Applicable

c.       Exhibits.
          99.01      Press Release, dated April 6, 2006.

Signatures

          Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 13, 2006

                                                                                                                       SoftNet Technology Corp.
                                                                                                                       (Registrant)

                                                                                                                        /s/  James M. Farinella
                                                                                                                        James M. Farinella/President and CEO